UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

CareMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 NW 57 Court, Suite 400 Miami, FL 33126
(Address of principal executive offices, including zip code)

(786) 360-4768

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading Symbols	which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

CareMax, Inc., a Delaware corporation (the “Company”), is filing this Amendment No.1 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on June 1, 2022 (the “Original Report”) solely to update the investor presentation that was furnished as Exhibit 99.2 to the Original Report to address a technical error in the manner in which Exhibit 99.2 was uploaded to the EDGAR system with the Original Report. Except as expressly set forth herein, this amendment does not amend, modify or update the disclosures contained in the Original Report.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit Number	Description
10.1 +

Agreement and Plan of Merger, dated May 31, 2022, by and among, CareMax, Inc., Sparta Merger Sub I Inc., Sparta Merger Sub II Inc., Sparta Merger Sub III Inc., Sparta Merger Sub I LLC, Sparta Merger Sub II LLC, Sparta Merger Sub III LLC, Sparta Sub Inc., SNCN Holdco Inc., SICN Holdco Inc., Sparta Holding Co. LLC, and Steward Health Care System LLC (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-39391), filed with the SEC on June 1, 2022).

10.2

Support Agreement, dated May 31, 2022, by and between CareMax, Inc. and Deerfield Partners, L.P. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-39391), filed with the SEC on June 1, 2022).

99.1	Press Release, dated June 1, 2022 (Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-39391), filed with the SEC on June 1, 2022).
99.2	Investor Presentation, dated June 1, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

+

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2022

CareMax, Inc.

By:	/s/ Kevin Wirges
	Name:	Kevin Wirges
	Title:	Executive Vice President, Chief Financial Officer and Treasurer